===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 COPY TELE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                 COPYTELE, INC.
                       __________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 12, 2002
                        ________________________________

TO THE STOCKHOLDERS OF COPYTELE, INC.

     You are cordially invited to attend the Annual Meeting of Stockholders of CopyTele, Inc., a Delaware corporation, to be held at the Fox Hollow, Woodbury, New York, on Thursday, September 12, 2002, at 10:30 a.m., local time, for the following purposes:

     1. To elect six directors to serve until the next Annual Meeting of Stockholders;

     2. To amend the CopyTele, Inc. 2000 Share Incentive Plan to increase the number of shares of Common Stock that may be issued thereunder;

     3. To ratify the appointment of Grant Thornton LLP, independent public accountants, as CopyTele's independent auditors for fiscal year 2002; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of CopyTele has fixed the close of business on August 5, 2002, as the record date for the Annual Meeting. This means that only holders of record of Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement of the Annual Meeting.

     Whether or not you expect to attend the Annual Meeting, please read the accompanying proxy statement and promptly complete, date, sign and mail the enclosed proxy so that your shares may be represented at the Annual Meeting. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy.

                                         By Order of the Board of Directors

                                         /s/ Anne Rotondo

                                             Anne Rotondo
                                              Secretary


Melville, New York
August 8, 2002

                                 COPYTELE, INC.
                              900 Walt Whitman Road
                               Melville, NY 11747
                               __________________

                                 PROXY STATEMENT
                               __________________

                         ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 12, 2002
                               ___________________

          The Board of Directors of CopyTele, Inc. ("CopyTele", "we" or "us") is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at our Annual Meeting of Stockholders to be held on Thursday, September 12, 2002, at 10:30 a.m., local time, and at any adjournments or postponements thereof. We are first sending this Proxy Statement and the accompanying form of proxy to stockholders on or about August 12, 2002.

                                     VOTING

General

          The Board of Directors has fixed the close of business on August 5, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing. As of August 5, 2002, there were 68,819,145 shares of Common Stock issued and outstanding.

          At the Annual Meeting, stockholders will be asked to consider and vote upon:

     .    the election of six directors;

     . the approval of an amendment to the CopyTele, Inc. 2000 Share Incentive Plan (the "2000 Plan") to increase the number of shares of Common Stock that may be issued thereunder; and

     . the ratification of the appointment of Grant Thornton LLP as our independent auditors for fiscal year 2002.

          Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Quorum and Required Votes

          To carry on the business of the Annual Meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be present at the Annual Meeting, either by proxy or in person. Shares of Common Stock represented by a properly signed and returned proxy are considered present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes are counted as present at the Annual Meeting for determining whether we have a quorum. A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

     Election of directors will be determined by a plurality vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting. Accordingly, votes "withheld" from director-nominee(s), abstentions and broker non-votes will not count against the election of such nominee(s).

     Approval of the other proposals described in this Proxy Statement, or any other matter that may come before the Annual Meeting, will be determined by the vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting on such matters. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting and they will have the same effect as votes against the matter. With respect to broker non-votes, the shares will not be considered entitled to vote at the Annual Meeting for such matter and the broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which the majority is calculated.

Voting and Revocation of Proxies

     Your vote is important. We encourage you to promptly complete, date, sign and return the accompanying form of proxy in the enclosed envelope. The way you vote now does not limit your right to change your vote at the Annual Meeting if you attend in person.

     Common Stock represented by properly executed proxies received by us and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR the election of each nominee for election as a director named herein, FOR the approval of the amendment to the 2000 Plan and FOR the ratification of the appointment of Grant Thornton LLP as CopyTele's independent auditors for fiscal year 2002. The Board of Directors has not received timely notice (and does not know) of any matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgement on such matters.

     Any proxy signed and returned by a stockholder may be revoked at any time before it is voted by filing with the Secretary of CopyTele written notice of such revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Proxy Solicitation

     We will bear the costs of solicitations of proxies for the Annual Meeting. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies from stockholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. We have requested brokers, nominees, fiduciaries and other custodians to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                        PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth certain information with respect to Common Stock beneficially owned as of August 5, 2002 by: (a) each person who is known by our management to be the beneficial owner of more than 5% of our outstanding Common Stock; (b) each director, director nominee and executive officer of CopyTele; and (c) all directors, director nominees and executive officers as a group:

                                                               Amount and Nature of
          Name and Address of Beneficial Owner              Beneficial Ownership(1)(2)     Percent of Class
          ------------------------------------              --------------------------     ----------------
Denis A. Krusos                                                     6,800,150                    9.4%
900 Walt Whitman Road
Melville, NY 11747

Frank J. DiSanto                                                    3,897,505                    5.4%
900 Walt Whitman Road
Melville, NY 11747

Henry P. Herms                                                        250,000                     *
900 Walt Whitman Road
Melville, NY 11747

George P. Larounis                                                    362,500                     *
900 Walt Whitman Road
Melville, NY 11747

Lewis H. Titterton                                                  1,099,600                    1.6%
900 Walt Whitman Road
Melville, NY 11747

Anthony Bowers                                                        264,300                     *
900 Walt Whitman Road
Melville, NY 11747

All Directors, Director Nominees and Executive Officers            12,674,055                   16.6%
as a Group
(6 persons)

     *    Less than 1%.

     (1) A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days. Except as otherwise noted, each designated beneficial owner in this Proxy Statement has sole voting power and investment power with respect to the shares of Common Stock beneficially owned by such person.

     (2)  Includes 3,576,290 shares, 3,254,290 shares, 250,000 shares, 362,500 shares, 60,000 shares, 90,000 shares and 7,593,080 shares as to which Denis A. Krusos, Frank J. DiSanto, Henry P. Herms, George P. Larounis, Lewis H. Titterton, Anthony Bowers, and all directors, director nominees and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the CopyTele, Inc. 1993 Stock Option Plan (the "1993 Plan") and the 2000 Plan.

                              ELECTION OF DIRECTORS

                                    (Item 1)

     Six directors are to be elected at the Annual Meeting by the holders of Common Stock, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify. All of the nominees at present are available for election as members of the Board of Directors. If for any reason a nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. Information regarding the nominees is as follows:

                Name                                Position with the Company
-------------------------------------  ----------------------------------------------------
Denis A. Krusos .....................  Director, Chairman of the Board and Chief
                                         Executive Officer
Frank J. DiSanto ....................  Director and President
Henry P. Herms ......................  Director, Chief Financial Officer and Vice President
                                         - Finance
George P. Larounis ..................  Director
Lewis H. Titterton ..................  Director
Anthony Bowers ......................  Director

     Mr. Krusos has served as one of our Directors and as our Chairman of the Board and Chief Executive Officer since November 1982. He holds an M.S.E.E. degree from Newark College of Engineering, a B.E.E. degree from City College of New York and a J.D. degree from St. John's University and is a member of the New York Bar.

     Mr. DiSanto has served as one of our Directors and as our President since November 1982. He holds a B.E.E. degree from Polytechnic Institute of Brooklyn and an M.E.E. degree from New York University.

     Mr. Herms has served as our Chief Financial Officer and Vice President - Finance since November 2000 and as one of our Directors since August 2001. Prior to joining CopyTele, Mr. Herms was employed by takeoutmusic.com Holding Corp. as Chief Financial Officer, from May 2000 to November 2000. Prior to that, for approximately 12 years, Mr. Herms was a Principal, Director and Chief Financial Officer of a group of affiliated, privately held companies operating under the Ultratan trade name. Mr. Herms was also CopyTele's Chief Financial Officer from 1982 to 1987. He is also a former audit manager with the firm of Arthur Andersen LLP and a CPA. He holds a B.B.A. degree from Adelphi University.

     Mr. Larounis has served as one of our Directors since September 1997, prior to which he served as a consultant to us. Mr. Larounis is currently retired. From 1960 to 1993, he held numerous positions as a senior international executive of The Bendix Corporation and AlliedSignal Inc., which is now known as Honeywell International, Inc. He has also served on the Boards of Directors of numerous affiliates of AlliedSignal in Europe, Asia and Australia. He holds a B.E.E. degree from the University of Michigan and a J.D. degree from New York University.

     Mr. Titterton has served as one of our Directors since July 1999. Mr. Titterton is currently Chief Executive Officer of NYMED, Inc., a diversified health services company. His background is in high technology with an emphasis on health care and he has been with NYMED, Inc. since 1989. Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986. He holds a M.B.A. from the State University of New York at Albany, and a B.A. degree from Cornell University.

     Mr. Bowers has served as one of our Directors since July 2000, prior to which he served as a consultant to us. He has been a partner of OTA Limited Partnership, a broker-dealer headquartered in Purchase, New York, since 1997. He is responsible for marketing OTA's research to institutional investors. Mr. Bowers was Director - Institutional Sales at Bear Stearns International from 1994 to 1996 and Director - Institutional Sales at Goldman Sachs International from 1986 to 1994, each of which were located in London, England. From 1979 to 1982, Mr. Bowers was Manager - Investor Relations for American Express Company in New York. Mr. Bowers holds a B.A. degree from Amherst College and a M.B.A. degree from the Wharton School of Business.

     The Board of Directors recommends a vote FOR each nominee as a Director to hold office until the next Annual Meeting. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

Board Committees, Functions and Attendance

     Board Committees. The Board of Directors has established two committees -- the Audit Committee and the Stock Option Committee.

     Audit Committee. The Audit Committee, consisting of Messrs. Bowers, Larounis and Titterton, assists the Board of Directors in fulfilling its responsibility to oversee management's conduct of our financial reporting process, including the selection of our outside auditors and the review of the financial reports and other financial information provided by us to any governmental or regulatory body, the public or other users thereof, our systems of internal accounting and financial controls, and the annual independent audit of our financial statements.

     Our Board of Directors adopted a written charter for the Audit Committee, which was attached to the 2001 Proxy Statement. All members of the Audit Committee are "independent" under the rules applicable to the Nasdaq Stock Market.

     Stock Option Committee. The Stock Option Committee, consisting of Messrs. Larounis and Bowers, administers the 1993 Plan and the 2000 Plan. We have discontinued granting options under the 1993 Plan.

     We currently have no nominating, compensation, or other standing committees of the Board of Directors.

     Four meetings, exclusive of action by unanimous written consent, of the Board of Directors, five meetings of the Audit Committee and 18 meetings of the Stock Option Committee were held during fiscal year 2001. During such year, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committee on which he served while a member thereof.

     The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Directors, executive officers and ten percent stockholders are required to furnish us with copies of all Section 16(a) forms that they file.

Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2001.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Denis A. Krusos, Chairman of the Board, Chief Executive Officer and Director, Frank J. DiSanto, President and Director and Henry P. Herms, Chief Financial Officer, Vice President - Finance and Director, are our executive officers. While there are no formal agreements, Messrs. Krusos and DiSanto waived any and all rights to receive salary and related pension benefits for an undetermined period of time commencing November 1, 1985. As a result, Messrs. Krusos and DiSanto received no salary or bonus during the last three fiscal years. No executive officer received a salary and bonus in excess of $100,000 during fiscal year 2001. The following is compensation information regarding Mr. Krusos for fiscal years 2001, 2000, and 1999:


                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                                               Compensation Awards
                                            Fiscal                             -------------------
               Name and                      Year             Annual          Securities Underlying
          Principal Position                Ended          Compensation            Options (#)
          ------------------                -----          ------------      ------------------------
Denis A. Krusos,                           10/31/01             -                     500,000
Chairman of the Board,                     10/31/00             -                     250,000
Chief Executive Officer and Director       10/31/99             -                      50,000

     The following is information regarding stock options granted to Mr. Krusos pursuant to the 2000 Plan during fiscal year 2001:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable
                                                                                        Value at Assumed Annual
                                                                                         Rates of Stock Price
                                  Individual Grants                                     Appreciation for Option
------------------------------------------------------------------------------------  ---------------------------

                        Number of
                       Securities    Percent of Total
                       Underlying    Options Granted
                         Options     to Employees in    Exercise Price   Expiration
     Name              Granted (#)     Fiscal  Year       ($/Share)         Date          5% ($)      10$ ($)
     ----              -----------     ------------       ---------         ----          ------      -------
Denis A. Krusos        250,000 (1)        5.98%           $0.688 (2)       1/1/11        $108,170    $274,124

                       250,000 (1)        5.98%           $0.400 (2)      9/19/11        $ 62,889    $159,374

     (1) Options granted pursuant to the 2000 Plan, which are exercisable in whole or in part commencing six months following the date of grant unless otherwise accelerated. The options are not issued in tandem with stock appreciation or similar rights and are not transferable other than by will or the laws of descent and distribution. The options terminate upon termination of employment, except that in the case of death, disability or termination for reasons other than cause, options may be exercised for certain periods of time thereafter as set forth in the 2000 Plan.

     (2) The exercise price of these options was equal to the fair market value of the underlying common stock on the date of grant. These options are nonqualified options.

         The following is information regarding stock option exercises during fiscal year 2001 by Mr. Krusos and the values of his options as of October 31, 2001:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                              FY-END OPTION/VALUES

                                                 Number of Securities          Value of Unexercised
                                                Underlying Unexercised         In-the-Money Options
                   Shares                        Options at Fiscal                 at Fiscal Year
                 Acquired on     Value              Year End (#)                    End ($)/(1)/
                                             ----------------------------   ----------------------------
     Name        Exercise (#)  Realized ($)  Exercisable    Unexercisable   Exercisable   Unexercisable
     ----        ------------  ------------  -----------    -------------   -----------   -------------
Denis A. Krusos        -            -         3,326,290         250,000           -              -

         (1) Such value was determined by applying the net difference between the last sales price of the stock on October 31, 2001 and the exercise price for the options to the number of unexercised in-the-money options held.

         There is no present arrangement for cash compensation of directors for services in that capacity. Under the 2000 Plan, each non-employee director is entitled to receive nonqualified stock options to purchase 20,000 shares of Common Stock each year that such director is elected to the Board of Directors. For further information with respect to non-employee director compensation under the 2000 Plan, see "Approval of the Amendment to the 2000 Plan."

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         In view of the fact that CopyTele's executive officers, with the exception of Henry P. Herms, had waived all salary and related pension benefits for fiscal year 2001, the Board of Directors did not adopt any policy with respect to the payment of cash compensation to the executive officers of CopyTele for such period. At such time as Messrs. Krusos and DiSanto withdraw their waivers, it is contemplated that the Board of Directors will develop and adopt a compensation policy for its executive officers generally, including CopyTele's Chief Executive Officer. Although a salary was paid to Mr. Herms in fiscal year 2001, such compensation was not part of an overall compensation policy, was determined solely by CopyTele's Chief Executive Officer, and was not specifically related to corporate performance.

         Generally, options previously granted under the 1993 Plan and currently granted under the 2000 Plan are granted as an inducement in respect of future performance. During fiscal year 2001, options were granted to Denis A. Krusos, Frank J. DiSanto and Henry P. Herms for 500,000, 350,000 and 250,000 shares of Common Stock, respectively, under the 2000 Plan. In granting such options, the Stock Option Committee, which is comprised solely of non-employee directors of CopyTele, did not take into account the number of shares of Common Stock owned by such persons. Both plans also provide for the granting of stock appreciation rights, although no stock appreciation rights have been granted under either one. Additionally, the 2000 Plan provides for the granting of other benefits, including stock awards, performance awards and stock units, although no such benefits have been granted under that plan. The Board of Directors believes that the 1993 Plan and the 2000 Plan have been effective in attracting and retaining executives and employees.

         With certain exceptions, Section 162(m) ("Section 162(m)") of the Code denies a deduction to CopyTele for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonqualified option or right or the disqualifying disposition of stock purchased pursuant to an incentive option). CopyTele believes that options previously granted under the 1993 Plan and options and rights granted under the 2000 Plan, by a qualifying committee of the Board of Directors, should qualify for the performance-based compensation exception to Section 162(m).

         This Report has been prepared by the Board of Directors.

                  Denis A. Krusos                       Anthony Bowers
                  Frank J. DiSanto                      George P. Larounis
                  Henry P. Herms                        Lewis H. Titterton

                             AUDIT COMMITTEE REPORT

         The following is the report of the CopyTele Audit Committee with respect to our audited financial statements for fiscal year 2001.

         Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

         Review and Discussions with Independent Auditors. The Audit Committee has discussed with Arthur Andersen LLP, our independent auditors for the fiscal year ended October 31, 2001, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of our accounting principles as applied in its financial reporting.

         The Audit Committee has also received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Arthur Andersen LLP their independence.

         Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for fiscal year 2001, for filing with the Securities and Exchange Commission.

Members of The Audit Committee:

Anthony Bowers
Lewis H. Titterton
George P. Larounis

         The information contained in the foregoing reports shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate them by reference in such filing.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a graph showing the five-year cumulative total return for: (i) our Common Stock; (ii) The NASDAQ Stock Market U.S. Index, a broad market index covering shares of common stock of domestic companies that are listed on NASDAQ; and (iii) The NASDAQ Electronic Components Stock Index, a group of companies that are engaged in the manufacture of electronic components and related accessories with a Standard Industrial Classification Code of 367 and listed on NASDAQ.

                                    [GRAPHIC]

                                                              Fiscal Year Ended October 31
                                                     ------------------------------------------------
                                                     1996     1997     1998     1999    2000     2001
                                                     ----     ----     ----     ----    ----     ----
CopyTele, Inc.                                       $100       66       21       14      14         5
NASDAQ Stock Market U.S. (2)                         $100      132      147      248     280       141
NASDAQ Electronic Components (2)                     $100      137      141      290     440       167

---------------------

(1) The comparison of total return on investment for each fiscal year ended October 31 assumes that $100 was invested on November 1, 1996 in each of CopyTele, The NASDAQ Stock Market U.S. Index and The NASDAQ Electronic Component Index with investment weighted on the basis of market capitalization and all dividends reinvested.

(2) The total returns for each NASDAQ index are based on information provided by NASDAQ, which had been prepared by the Center for Research in Securities Prices at the University of Chicago.

         The information contained in the foregoing graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

                   APPROVAL OF THE AMENDMENT TO THE 2000 PLAN

                                    (Item 2)

Background

         We established the 2000 Plan in May, 2000, and it was approved by our stockholders in July, 2000. Under an amendment to the 2000 Plan approved by our stockholders in 2001, the maximum number of shares reserved for issuance under the plan is 10,000,000 shares. As of August 5, 2002, there were 849,510 shares of Common Stock available under the 2000 Plan for future option grants and other awards.

         The purpose of the 2000 Plan is to provide incentives that will attract, retain and motivate highly competent persons as our (and our subsidiaries' and affiliates') officers, non-employee directors, key employees and consultants, by providing them with opportunities to acquire shares of Common Stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein. In addition, the 2000 Plan is intended to assist in further aligning the interests of our officers, non-employee directors, key employees and consultants with those of its other stockholders. In structuring the 2000 Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the 2000 Plan. This authority will permit us to keep pace with changing developments in management compensation and make us competitive with those companies that offer creative incentives to attract and retain officers, non-employee directors, key employees and consultants.

         The Board of Directors has approved and is proposing for stockholder approval an amendment to the 2000 Plan to increase the number of shares that may be issued thereunder from 10,000,000 shares to 15,000,000 shares.

         The following is a summary of the 2000 Plan, and is qualified in its entirety by reference to the specific provisions of the 2000 Plan.

Shares Available

         Currently, the maximum number of shares of Common Stock that may be delivered to participants under the 2000 Plan, subject to certain adjustments, is an aggregate of 10,000,000 shares. In addition, any shares of Common Stock covered by a Benefit (defined below) granted under the 2000 Plan which for any reason is cancelled, forfeited or expires or, in the case of a Benefit other than a stock option, is settled in cash, shall again be available for Benefits under the 2000 Plan. The maximum number of shares of Common Stock with respect to which Benefits may be granted to any individual participant during any year of the 2000 Plan shall not exceed 500,000, subject to certain adjustments.

Administration

         The 2000 Plan provides for administration by our Board of Directors or by a committee of the Board of Directors appointed from among its members (the "Committee"), which is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (1) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (2) "outside directors" within the meaning of Treasury Regulation section 1.162-27(e)(3) under Section 162(m). If the Board of Directors administers the 2000 Plan rather than a committee, then all references to "Committee" in the Plan will be deemed to mean a reference to the Board of Directors. The Committee is authorized, subject to the provisions of the 2000 Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 2000 Plan and to make such determinations and interpretations and to take such action in connection with the 2000 Plan and any Benefits (as defined below) granted as it deems necessary or advisable. Thus, among the Committee's powers are the authority to select eligible persons to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits.

Eligibility for Participation

         Our (and our subsidiaries' and affiliates') officers, non-employee directors, key employees and consultants are eligible to participate in the 2000 Plan. The selection of participants from eligible persons, other than non-employee directors, is within the discretion of the Committee. The currently estimated number of officers and key employees who are eligible to participate in the 2000 Plan is approximately 26, and an estimate of the number of consultants who are eligible to participate in the 2000 Plan has not been made.

Types of Benefits

         The 2000 Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options ("Options"); (2) stock appreciation rights ("SARs");
(3) stock awards ("Stock Awards"); (4) performance awards; and (5) stock units (collectively, "Benefits"). Benefits may be granted singly in combination, or in tandem, as determined by the Committee. Stock awards, performance awards and stock units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.

Stock Options

         Under the 2000 Plan, the Committee may grant awards in the form of options to purchase shares of Common Stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price of the option. The exercise price will not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted (the "Fair Market Value"). The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a stock option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to us together with a copy of irrevocable instructions to a broker to deliver promptly to us the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 2000 Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate. No stock option is exercisable later than ten years after the date it is granted.

Stock Appreciation Rights (SARs)

         The 2000 Plan authorizes the Committee to grant a SAR, either in tandem with a stock option or independent of a stock option. A SAR is a right to receive a payment, in cash, Common Stock, or a combination thereof equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee. SARs granted under the 2000 Plan are subject to terms and conditions relating to exercisability that are similar to those imposed on stock options, and each SAR is subject to such terms and conditions as the Committee shall impose from time to time.

Stock Awards

         The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of CopyTele to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards. The Stock Award will specify whether the participant will have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

Performance Awards

         The 2000 Plan allows for the grant of performance awards which may take the form of shares of Common Stock or Stock Units (defined below), or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment, over a period to be determined by the Committee, of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require the deferral of, the receipt of performance awards upon such terms as the Committee deems appropriate.

Stock Units

         The Committee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards. A "Stock Unit" means a notional account representing one share of Common Stock. The Committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the 2000 Plan). Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Common Stock representing the Stock Units will be distributed to the participant (unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Common Stock, equal to the value of the shares of Common Stock which would otherwise be distributed to the participant). Stock Units may constitute Performance-Based Awards.

Performance-Based Awards

         Certain Benefits granted under the 2000 Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the vesting or the exercise of such

Performance-Based Awards will be based upon achievement of hurdle rates and/or growth in one or more of the following business criteria: (1) net sales; (2) pretax income before allocation of corporate overhead and bonus; (3) budget; (4) earnings per share; (5) net income; (6) division, group or corporate financial goals; (7) return on stockholders' equity; (8) return on assets; (9) attainment of strategic and operational initiatives; (10) appreciation in and/or maintenance of the price of the Common Stock or any other of our publicly-traded securities; (11) market share; (12) gross profits; (13) earnings before interest and taxes; (14) earnings before interest, taxes, dividends and amortization;
(15) economic value-added models and comparisons with various stock market indices; (16) reductions in costs; or (17) any combination of the foregoing. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing criteria. With respect to Performance-Based Awards, the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

Termination of Employment

         Upon termination of employment of an employee or of the continuing services of any consultant, any Option or SAR granted to such employee or consultant pursuant to the 2000 Plan will, to the extent not theretofore exercised, terminate and become null and void; provided, however, that (a) if the employee or consultant dies (i) while in our employ (or the employ of any subsidiary or parent), or (ii) within three months following the employee's termination of employment or the consultant's termination of services by reason of retirement or dismissal other than for cause (as defined in the 2000 Plan), or (iii) within two years following the employee's termination of employment or the consultant's termination of services by reason of disability, such employee's or consultant's legal representatives (or such other person who acquired the Option or SAR by bequest or inheritance or by reason of the death of such employee) may, not later than two years from the date of his or her death, exercise the Option or SAR in respect of any or all of the number of shares of Common Stock which the employee or consultant would have been entitled to purchase under the Option or SAR at the date of death; and (b) if the termination of employment or the consulting services of any consultant is due to such employee's or consultant's retirement, disability or dismissal other than for cause, and such termination occurred while such employee or consultant was entitled to exercise an Option or SAR granted under the 2000 Plan such employee, consultant or such employee's or consultant's legal representative will have the right to exercise the Option or SAR so granted in respect of any or all of the shares of Common Stock which the employee or consultant would have been entitled to purchase under the Option or SAR at the date of termination of employment or services, at any time up to and including (i) three months after the date of such termination of employment or services in the case of termination by reason of retirement or dismissal other than for cause, and (ii) two years after the date of termination of employment or services in the case of termination by reason of disability.

         If an employee or consultant voluntarily terminates his or her employment or services, or is discharged for cause, any Option or SAR granted to such employee or consultant pursuant to the 2000 Plan will, unless otherwise specified by the Committee in the Option or SAR, to the extent not theretofore exercised, terminate.

         In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by, or rendered consulting services to, us or any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or SAR is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full during the thirty-day period following notice of such cancellation.

         In no event, however, shall any person be entitled to exercise any Option or SAR after the expiration of the period of exercisability of such Option or SAR as specified therein.

Director Participants

         Each of our current non-employee directors (a "Director Participant") will be granted NSOs (as defined below) to purchase 20,000 shares of Common Stock at the Annual Meeting, and will be granted NSOs to purchase 20,000 shares of Common Stock at the time of each subsequent annual meeting at which such directors are elected to the Board of Directors. In addition, any future Director Participants elected to the Board of Directors will receive NSOs to purchase 20,000 shares of Common Stock upon such director's initial election to the Board of Directors and NSOs to purchase 20,000 shares at each subsequent annual meeting of our stockholders at which such director is elected to the Board of Directors. The purchase price of the shares of Common Stock covered by the NSOs will be the fair market value of the shares of Common Stock at the date of the grant.

         NSOs granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of the NSO. Thereafter, the NSO will be exercisable for the period ending five years from the date of grant subject to limitations or restrictions pursuant to the terms of the 2000 Plan.

         Upon termination of a Director Participant's directorship, any NSO granted to such Director Participant pursuant to the 2000 Plan will, to the extent not theretofore exercised, terminate and become null and void; provided, however, that (a) if the Director Participant dies (i) during his directorship, or (ii) within three months following the Director Participant's termination of his directorship by reason of voluntary retirement or our failure to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of our (or any direct or indirect subsidiary corporation's) assets or opportunities, or
(iii) within two years following the Director Participant's termination of his directorship by reason of disability, such Director Participant's legal representative (or such other person who acquired the NSO by bequest or inheritance or by reason of the death of such Director Participant) may, not later than two years from the date of his death, exercise such NSO in respect of any or all of the number of shares of Common Stock which the Director Participant would have been entitled to purchase under the NSO at the date of death; and (b) if the termination of his directorship is due to such Director Participant's voluntary retirement, disability, or our failure to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of our (or any direct or indirect subsidiary corporation's) assets or opportunities, and such termination occurred while such Director Participant was entitled to exercise a NSO granted under the 2000 Plan, such Director Participant or such Director Participant's legal representative will have the right to exercise the NSO so granted in respect of any or all of the shares of Common Stock which the Director Participant would have been entitled to purchase under the NSO at the date of termination of his directorship, at any time up to and including (i) three months after the date of such termination of his directorship in the case of termination by reason of voluntary retirement or our failure to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of our (or any direct or indirect subsidiary corporation's) assets or opportunities, and
(ii) two years after the date of termination of his directorship in the case of termination by reason of disability.

         In no event, however, shall any person be entitled to exercise a NSO granted to a Director Participant after the expiration of the period of exercisability of such NSO as specified therein.

         The provisions of the 2000 Plan relating to NSOs granted to Director Participants may not be amended more than one time in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules promulgated thereunder.

Other Terms

         The 2000 Plan provides that Benefits may be transferred by will or the laws of descent and distribution. In addition to the foregoing, other than with respect to incentive stock options, the Committee may permit the transferability of a Benefit by a participant who is a director, officer or employee of CopyTele with at least 15 years of service to certain members of such participant's immediate family or trusts for the benefit of such persons or other entities owned by such person.

         Upon the grant of any Benefit under the 2000 Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the 2000 Plan. The 2000 Plan terminates on May 8, 2010, and no Benefit may be granted after May 8, 2010. The Committee reserves the right to amend, suspend or terminate the 2000 Plan at any time. However, no amendment may be made without approval of our stockholders if the amendment will: (1) disqualify any incentive stock options granted under the Plan; (2) increase the aggregate number of shares of Common Stock that may be delivered through Options under the Plan; (3) increase the maximum amounts which can be paid to an individual participant under the Plan; (4) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (5) modify the requirements as to eligibility for participation in the Plan.

         The 2000 Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to our stockholders. In addition, if there is a Change in Control (as defined in the 2000 Plan) of CopyTele, Benefits that have not vested or became exercisable at the time of such Change in Control will immediately vest and become exercisable and all performance targets relating to such Benefits will be deemed to have been satisfied as of the time of such Change in Control. Furthermore, in the discretion of the Committee, the excess of the Fair Market Value of shares of Common Stock subject to stock options or SARs over the exercise price thereof will be paid out in cash, and the Fair Market Value of shares of Common Stock subject to a Stock Award or Stock Unit will be paid out in cash. The Committee will also have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted under the 2000 Plan.

         The Committee may grant Benefits to participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action that it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted, and no action may be taken which would violate the Exchange Act, the Code or any other applicable law.

Certain Federal Income Tax Consequences

        The statements in the following paragraphs of the principal U.S. federal income tax consequences of Benefits under the 2000 Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

         Incentive Stock Options. Incentive stock options ("ISOs") granted under the 2000 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options." An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (1) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (2) the employee is employed by us from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three-month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after the requisite periods referred to in clause (2) above, the ISO will be treated as a NSO and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights." Further, if after exercising an ISO, an employee disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period--thereby making a "disqualifying disposition"--the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares. We will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, we generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to us and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

         Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options ("NSOs") granted under the 2000 Plan are options that do not qualify as ISOs. An employee who receives a NSO or a SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of a NSO in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of a SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received. As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred following the exercise of a NSO or SAR (the "Deferral Period") for any individual who is our executive officer or director or a beneficial owner of more than ten percent (10%) of any class of our equity securities. Absent a Section 83(b) election (described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NSO or a SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a SAR for shares or upon the exercise of a NSO, we may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises. A federal income tax deduction generally will be allowed to us in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to us and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply. If an individual exercises a NSO by delivering shares of Common Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and we likewise generally will be entitled to an equivalent tax deduction.

         If the Committee permits an individual to transfer a NSO to a member or members of the individual's immediate family or to a trust for the benefit of such persons or other entity owned by such persons and such individual makes such a transfer and such transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including, without limitation, whether the NSO or a portion thereof has vested) then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's $10,000 per donee annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the NSO at the time of the gift. If the transfer of the NSO constitutes a completed gift, the NSO generally will not be included in his or her gross estate for federal estate tax purposes. The transfer of the NSO will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the NSO while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the NSO. If the transferee exercises the NSO after the death of the transferor, it is uncertain which of the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

         Other Awards. With respect to other Benefits under the 2000 Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received. With respect to Benefits under the 2000 Plan that are settled in shares of Common Stock that are restricted as to transferability and subject to a substantial risk of forfeiture--absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election")--an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 2000 Plan will be subject to both wage withholding and other employment taxes. We generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

         Dividends and Dividend Equivalents. To the extent Benefits under the 2000 Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 2000 Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

         Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change in control" of CopyTele (as defined in Section 280G of the Code), including payments under the 2000 Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to us and the individual would be subject to a 20% excise tax on such portion of the payments.

         Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. We believe that Stock Options, SARs and Performance-Based Awards granted under the 2000 Plan by the Committee, at a time when the Committee is comprised solely of not less than two "outside directors" within the meaning of

Section 162(m) and the Treasury regulations promulgated thereunder, should qualify for the performance-based compensation exception to Section 162(m).

Equity Compensation Plan Information

         The following is information as of October 31, 2001 about shares of Common Stock that may be issued upon the exercise of options, warrants and rights under all equity compensation plans in effect as of that date, including our 1987 Stock Option Plan, the 1993 Plan and the 2000 Plan. Descriptions of our 1987 Stock Option Plan and the 1993 Plan are set forth in Note 7 to the financial statements included in our Annual Report for the year ended October 31, 2001.


                                        Number of                                       Number of securities
                                     securities to be                                    remaining available
                                 issued upon under equity                                for future issuance
                                       exercise of               Weighted average     under equity compensation
                                       outstanding              exercise price of         plans (excluding
                                    options, warrants          outstanding options,     securities reflected in
       Plan category                    and rights             warrants and rights              column (a))
----------------------------     ------------------------      ---------------------  -------------------------
                                           (a)                          (b)                         (c)
Equity compensation plans                 14,935,746                       $5.40                   3,156,555
approved by security
holders
Equity compensation plans                          0                           0                           0
not approved by security
holders
Total                                     14,935,746                       $5.40                   3,156,555

Other Information

         Approval of the amendment to the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on such matter at the Annual Meeting. If stockholders do not approve the amendment to the 2000 Plan, we will reconsider the alternatives available with respect to the compensation of officers and key employees of, and consultants to, CopyTele.

         The Board of Directors believes that the amendment to the 2000 Plan is in our and our stockholders' best interests and therefore recommends that the stockholders vote FOR the approval of the amendment to the 2000 Plan. Proxies received by the Board of Directors will be so voted unless stockholders specified in their proxies a contrary choice.

                                NEW PLAN BENEFITS

         No new plan benefit table for the 2000 Plan is included in this Proxy Statement because the benefits or amounts that will be received or allocated under the Plan to the persons for which disclosure is required by the Securities and Exchange Commission are not determinable.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                    (Item 3)

     On June 6, 2002, we dismissed Arthur Andersen LLP as our independent certified public accountants and appointed Grant Thornton LLP to serve as our independent certified public accountants for fiscal year 2002. The change was approved by the Audit Committee.

     Arthur Andersen LLP's reports on our consolidated financial statements for the years ended October 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended October 31, 2001 and 2000 and the interim period between October 31, 2001 and the date of the dismissal of Arthur Andersen LLP, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the two-year period ended October 31, 2001 and through the date of the dismissal of Arthur Andersen LLP, neither us nor anyone acting on our behalf consulted Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The following table sets forth the aggregate fees billed to us for fiscal year 2001 by Arthur Andersen LLP:

       Audit Fees ..............................................................    $246,000
       Financial Information Systems Design and Implementation Fees ............    $      0
       All Other Fees ..........................................................    $ 29,300

     The Audit Committee has considered whether the provision of the services other than audit services referenced above is compatible with maintenance of the principal accountant's independence.

     One or more representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. We do not expect any representative of Arthur Andersen LLP to be present at the Annual Meeting.

     Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on such matter at the Annual Meeting.

     The Board of Directors recommends a vote FOR this proposal. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

                              STOCKHOLDER PROPOSALS

     All proposals from stockholders to be included in the proxy materials to be distributed by us in connection with the next annual meeting must be received by the Secretary of CopyTele, 900 Walt Whitman Road, Melville, New York 11747, not later than the close of business on April 15, 2003.

     In addition, in accordance with Article I, Section 10 of our Amended and Restated By-laws, in order to be properly brought before the next annual meeting, a matter must have been: (i) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of the CopyTele as set forth in the preceding paragraph); (ii) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting; or (iii) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting, or a duly authorized proxy for such stockholder, which conforms to the requirements of Article I, Section 10 of our Amended and Restated By-laws and is delivered personally to, or mailed to and received by, the Secretary of the CopyTele at the address set forth in the preceding paragraph not less than 45 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided however, that such notice need not be given more than 75 days prior to the next annual meeting.

                                  ANNUAL REPORT

     A copy of our Annual Report, including financial statements for fiscal year 2001, accompanies this Proxy Statement.

                                        By Order of the Board of Directors

                                        /s/ Anne Rotondo

                                        ANNE ROTONDO
                                        Secretary

Melville, New York
August 8, 2002

                                 COPYTELE, INC.

                         Annual Meeting of Stockholders
                        September 12, 2002 - 10:30 A.M.
                                 To be held at:

                                   FOX HOLLOW

                             7725 Jericho Turnpike
                               Woodbury, New York
                                 (516) 921-1415

Long Island Expressway to Exit 44 North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)


Northern State Parkway to Exit 36B North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)


Belt Parkway to Southern State Parkway to Exit 28A North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)


At Exit 14 East, make right turn onto Jericho Turnpike (25 East). Fox Hollow is on left after first traffic light.

             \/  Please Detach and Mail in the Envelope Provided  \/
--------------------------------------------------------------------------------

A [X]  Please mark your
       votes as indicated
       in this example.

FOR all nominees listed to the right   WITHHOLD AUTHORITY to vote for all
(except as marked to the contrary)        nominees listed to the right

          [ ]                                         [ ]

1. ELECTION OF DIRECTORS    [ ]     [ ]

(Instruction: To withhold authority to
vote for any individual nominee, mark
FOR and write that nominee's name
below.)

---------------------------------------

Nominees: Denis A. Krusos
          Frank J. DiSanto
          Henry P. Herms
          George P. Larounis
          Lewis H. Titterton
          Anthony Bowers





                                             FOR         AGAINST        ABSTAIN
           2.   APPROVAL OF THE AMENDMENT    [ ]            [ ]           [ ]
                TO THE COPYTELE, INC.
                2000 SHARE INCENTIVE
                PLAN.


           3.   RATIFICATION OF THE          [ ]            [ ]           [ ]
                SELECTION OF GRANT
                THORNTON LLP AS
                INDEPENDENT AUDITORS OF
                COPYTELE FOR THE FISCAL
                YEAR ENDING OCTOBER 31,
                2002.

          4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
               SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Receipt is acknowledged of Notice of Annual Meeting, Proxy Statement and Annual Report for the fiscal year ended October 31, 2001.

Please date, sign and return this Proxy Card using the enclosed envelope.


__________________________________________________________________________(Seal)


______________________________________________ (Seal) Dated:_____________, 2002

NOTE: Please sign here exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your title, as such. Each joint owner or trustee should sign the proxy.


--------------------------------------------------------------------------------

                                                                           PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 COPYTELE, INC.

               Annual Meeting of Stockholders - September 12, 2002

        THE UNDERSIGNED stockholder of CopyTele, Inc., hereby appoints DENIS A. KRUSOS and FRANK J. DiSANTO, or either of them, with full power of substitution, as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of CopyTele to be held at the Fox Hollow, Woodbury, New York, on September 12, 2002, at 10:30 a.m., and any adjournment(s) or postponement(s) thereof, and to vote thereat all shares of Common Stock of CopyTele which the undersigned would be entitled to vote if personally present in accordance with the instructions on the reverse side of this Proxy.

        The shares represented by this Proxy will be voted as specified on the reverse side hereof, but if no specification is made, the proxies intend to vote FOR the election of all nominees as directors, FOR approval of the amendment to the CopyTele, Inc. 2000 Share Incentive Plan, FOR the ratification of the selection of auditors and, in the discretion of such proxies, for or against such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

              (continued - to be dated and signed on reverse side)